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EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
18 U.S.C. SECTION 1350

        In connection with the Annual Report of Penn National Gaming, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2010 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Peter M. Carlino, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that, to my knowledge:

        1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ PETER M. CARLINO Peter M. Carlino Chief Executive Officer February 25, 2011

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  EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 18 U.S.C. SECTION 1350